                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): June 29, 2004
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                               POLYONE CORPORATION
                      ------------------------------------
               (Exact name of registrant as specified in charter)


        Ohio                        1-16091                    34-1730488
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   (State or other                (Commission                    (I.R.S.
   jurisdiction of                File Number)                  Employer
   incorporation)                                            Identification
                                                                  No.)


          PolyOne Center, 33587 Walker Road, Avon Lake, Ohio     44012
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               (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code: (440) 930-1000
                                                           --------------


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         (Former name or former address, if changed since last report.)

Item 5.       Other Events
--------------------------

On June 29, 2004, the Registrant issued a press release, filed herewith as
Exhibit 99.1, announcing the Registrant's having executed a definitive agreement for the sale of Registrant's Elastomers & Performance Additives business to an entity formed by an investor group led by Lion Chemical Capital LLC and ACI Capital, Co., Inc.


Item 7 (c)     Financial Statements and Exhibits
------------------------------------------------

Exhibit 99.1 -- Press Release of June 29, 2004, filed herewith.







                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      POLYONE CORPORATION

                                      By:   /s/ Michael J. Meier
                                            -----------------------------------
                                            Corporate Controller


Dated:  June 29, 2004